MEMORANDUM

To:                      Friends of the AFL-CIO Housing Investment Trust

From:                  Emily Johnstone
                           Managing Director of Business Development

Date:                   January 12, 2016

Subject:               HIT Investments in San Francisco: 20 Years of Impact Investing

The HIT is committed to helping San Francisco address its affordable housing shortage while creating broader economic impacts across the city. Over the past 20 years – even during market down cycles – the HIT has invested $280 million in nine projects in eight local neighborhoods. The impact of the HIT-financed projects has been significant, creating some 3,450 union construction jobs, 6,860 total jobs across industries, and 1,660 housing units, with 23% affordable to low- and middle-income families. The enclosed report details the economic and fiscal benefits to the city.

HIT investments have generated an estimated $1.1 billion of economic benefits for San Francisco residents, including $438 million in personal income (wages and benefits) while providing superior returns to its pension fund and labor organization participants. The HIT’s investments in the city have leveraged total development investment of more than $500 million and generated an estimated $46 million in revenue for the state and local governments to purchase goods and services for local residents.

The HIT has been a national leader in impact investing for over 30 years. During this time, HIT investments nationwide have generated an estimated $25 billion in total economic activity by investing over $7 billion of its capital in more than 450 projects, leveraging over $12 billion of development activity. These projects have created 160,000 total jobs, including 75,000 on-site union construction jobs across the country.

The HIT has outperformed its benchmark for the past 23 calendar years. For 2015, the HIT’s continued strong performance relative to the benchmark was due to ongoing execution of its effective strategy of constructing a portfolio that generates higher income with less credit risk through its focus on government/agency multifamily mortgage securities. The HIT’s gross return of 1.58% and net return of 1.13% have exceeded the benchmark by 1.03% and 0.58%, respectively, and its gross and net returns for the 1-, 3-, 5-, and 10-year periods ending December 31 also beat the benchmark (see attachment for more performance information).

We want to thank our community partners – developers, mortgage bankers, city officials, and of course, members and leadership of the building trades – and all of our investors for helping us build these San Francisco projects. We intend to continue our success in creating jobs, housing, and positive economic impacts in San Francisco and across the nation.

Enclosures

AFL-CIO HOUSING INVESTMENT TRUST PERFORMANCE

AFL-CIO Housing Investment Trust’s (HIT) returns for 2015 exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate) by 103 basis points on a gross basis and 58 basis points on a net basis.  Gross and net returns were 1.58% and 1.13%, respectively, versus 0.55% for the benchmark. For the 1-, 3-, 5-, and 10-year periods ending December 31, the HIT outperformed the Barclays Aggregate on a gross basis by 103, 56, 53, and 50 basis points, respectively, and on a net basis by 58, 12, 9, and 5 basis points.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized.  Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus, which is available on the HIT’s website at www.aflcio-hit.com or by calling 202-331-8055.  The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com